As filed with the Securities and Exchange Commission on December 31, 2002


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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                              --------------------



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of report (Date of earliest event reported): December 27, 2002
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                           Rheometric Scientific, Inc.
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             (Exact name of Registrant as specified in its charter)




       Delaware                       000-14617              61-0708419
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(State or Other Jurisdiction         (Commission           (IRS Employer
     of Incorporation)               File Number)        Identification No.)




 One Possumtown Road, Piscataway, New Jersey                    08854
 -------------------------------------------                   -------
   (Address of Principal Executive Offices)                   (Zip Code)




Registrant's telephone number, including area code:  732.560.8550
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Item 5.  Other Events.

         The information included in this Current Report on Form 8-K affects only disclosures related to segment results, and does not in any way restate or revise the financial position, results of operations, cash flows or shareholders' equity in any previously reported Consolidated Balance Sheet, Consolidated Statement of Operations, Consolidated Statement of Cash Flows or Consolidated Statement of Shareholders' Equity (Deficiency) and Comprehensive Income/(Loss) of Rheometric Scientific, Inc. (the "Company") and consolidated subsidiaries.

         In the second quarter of 2002, the Company reevaluated its business and determined that for financial reporting purposes the Company's business consists of four segments as opposed to three segments. The Company's three reportable segments had been Domestic, Europe, and Japan. The Company has split the Domestic segment between Rheometric USA (RHEO US) and the Protein Solutions
(PSG) which is composed of Aviv Instruments and Protein Solutions.

          As required by Statement of Financial Accounting Standards No. 131, consolidated financial statements issued by the Company in its Quarterly Report on Form 10-Q/A for the Quarter Ended September 30, 2002 (the "Third Quarter Form 10-Q") reflect, and the consolidated financial statements issued by the Company in the future will reflect, modifications to its reportable segments, including reclassification of all comparative prior period segment information.

         Accordingly, in this Current Report on Form 8-K, the Company is providing the required reclassified information about these segment changes as they relate to prior periods. Exhibits 99.1 and 99.2 set out the portions of the Company's Annual Report on Form 10-K/A for the Year Ended December 31, 2001 (the "2001 Annual Report") that are affected by these changes. Exhibit 99.3 contains the complete set of consolidated financial statements from the 2001 Annual Report filing for which the segment information has been reclassified to conform with the new segment presentation. These financial statements, conformed for the changes, together with the Company's financial statements that have been filed as part of the Company's Third Quarter Form 10-Q will become the historical financial statements of the Company for currently open and future Securities Act of 1933 filings.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     (c) Exhibits

         99.1   Relevant  portions of  Management's  Discussion  and Analysis of
                Financial Condition and Results of Operations under Item 7 of the Company's Annual Report on Form 10-K/A for the Year Ended December 31, 2001, conformed to reflect the segment changes.

         99.2 Relevant portions of Description of Business under Item 1 of the Company's Annual Report on Form 10-K/A for the Year Ended December 31, 2001, conformed to reflect the Company's segment changes.

         99.3 Audited consolidated financial statements of the Company for the fiscal year ended December 31, 2001, conformed to reflect the segment changes. Also included is the independent auditor's report dated March 19, 2002, except as to Note 9, which is as of December 27, 2002.

         99.4   Consent of Mahoney Cohen & Company, CPA, P.C.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           RHEOMETRIC SCIENTIFIC, INC.




Dated:  December 27, 2002        By:/s/ Joseph Musanti
                                    ----------------------------------------
                                    Joseph Musanti
                                    Vice President, Finance and
                                     Chief Financial Officer




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                                 EXHIBITS INDEX

Exhibit
Number            Description
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99.1              Relevant  portions of Management's  Discussion and Analysis of
                  Financial Condition and Results of Operations under Item 7 of the Company's Annual Report on Form 10-K/A for the Year Ended
                  December 31, 2001, conformed to reflect the segment changes.

99.2 Relevant portions of Description of Business under Item 1 of the Company's Annual Report on Form 10-K/A for the Year Ended December 31, 2001, conformed to reflect the Company's segment changes.

99.3 Audited consolidated financial statements of the Company for the fiscal year ended December 31, 2001, conformed to reflect the segment changes. Also included is the independent auditor's report dated March 19, 2002, except as to Note 9, which are as of December 27, 2002.

99.4              Consent of Mahoney Cohen & Company, CPA, P.C.